                                                                   Exhibit 10.98

                           NASSAU DEVELOPMENT COMPANY



                                    "LESSOR"



                                       AND



                            JOHNSON ENGINEERING INC.



                                    "LESSEE"

                                TABLE OF CONTENTS

LESSOR AND LESSEE........................................................................................1
I.A        LEASED PREMISES...............................................................................1
II.A       TERM..........................................................................................1
II.B       USE...........................................................................................1
II.C       BASE RENTAL RATE..............................................................................2
II.D       SECURITY DEPOSIT..............................................................................2
II.E       RENTAL ESCALATION.............................................................................2
II.F       BASIC COSTS FOR ESCALATION....................................................................3
II.G       PAYMENT OF RENT...............................................................................4
III.A      SERVICES TO BE FURNISHED BY LESSOR............................................................4
III.B      PEACEFUL ENJOYMENT............................................................................5
IV.A       PAYMENTS BY LESSEE............................................................................5
IV.B       REPAIRS BY LESSOR.............................................................................5
IV.C       REPAIRS BY LESSEE.............................................................................6
IV.D       CARE OF THE LEASED PREMISES...................................................................6
IV.E       ASSIGNMENT OR SUBLEASE........................................................................6
IV.F       ALTERATIONS, ADDITIONS AND IMPROVEMENTS.......................................................6
IV.G       LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE................................................7
IV.H       LAWS AND REGULATIONS; RULES OF BUILDING.......................................................7
IV.I       ENTRY FOR REPAIRS AND INSPECTION..............................................................7
IV.J       NUISANCE......................................................................................7
IV.K       ASSIGNMENT....................................................................................7
IV.L       DEFAULT.......................................................................................8
IV.M       WAIVER........................................................................................8
IV.N       BANKRUPTCY BY LESSEE..........................................................................9
IV.O       AD VALOREM TAXES..............................................................................9
IV.P       CASUALTY INSURANCE............................................................................9
IV.Q       INDEMNITY.....................................................................................9
V.A        CONDEMNATION AND LOSS OR DAMAGE..............................................................10
V.B        LESSOR'S LIEN FOR RENT.......................................................................10
V.C        ABANDONMENT..................................................................................11
V.D        HOLDING OVER.................................................................................11
V.E        FIRE CLAUSE..................................................................................11
V.F        ESTOPPEL CERTIFICATE.........................................................................12
V.G        ATTORNEY'S FEE...............................................................................12
V.H        ALTERATION...................................................................................12
V.I        WAIVER OF SUBROGATION RIGHTS.................................................................12
V.J        NOTICES......................................................................................13
V.K        LEGAL INTERPRETATION.........................................................................13

                                LEASE AGREEMENT

THE STATE OF TEXAS

COUNTY OF HARRIS

LESSOR AND LESSEE

This Lease Agreement made and entered into on this the 19th day of February, 1998, between Nassau Development Company, "Lessor" whose address for purposes hereof is 18100 Upper Bay Road, Suite A, Houston, Texas 77058, acting by and through its duly authorized representative, and Johnson Engineering Inc., "Lessee" whose address in Houston, Texas, for purposes hereof is 18100 Upper Bay Road, Suite 207, Houston, Texas 77058.


                              W I T N E S S E T H:

                                       I.

I.A      LEASED PREMISES

(1) Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Lessor has leased, demised and rented to Lessee the following described premises, suites 204, 207 and 220 (herein referred to as "Leased Premises") which is a total of 3,952 rentable square feet, situated in B. XII, the "Building," located at 18100 Upper Bay Road, Suite 207, Houston, Harris County, Texas.

(2) The number of square feet of gross rentable area comprising the building of which the Leased Premises are situated in shall be 24,148 square feet unless enlarged or reduced by written amendment or addendum hereto.

                                      II.

II.A     TERM

Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this lease shall continue in force for a term of one year, beginning on the 1st of March, 1998. This Lease will expire on February 28, 1999.

II.B     USE

The Leased Premises are to be used and occupied by Lessee solely for the purposes of conducting its business of aerospace engineering. Provided, however, that Lessee may not use the Leased Premises in such a way as to interfere with the use and enjoyment of other tenants or which is otherwise inconsistent with the terms of this Agreement.

II.C     BASE RENTAL RATE

The base rental shall be $9.60 per square foot per year ($.80 per square foot per month) for each square foot of gross rentable area then being leased by Lessee under the terms and provisions hereof. ($3,161.60 Dollars of Rent per Month).

II.D     SECURITY DEPOSIT

[text cut off] Lessee shall timely discharge in full all its obligation under this Agreement, the security deposit shall be returned to Lessee thirty (30) days after the expiration of the term of this Agreement. In the event of transfer of this Agreement by Lessor, Lessor shall have the right to transfer the security deposit to the transferee in which event Lessor shall have no further obligation to Lessee for return of the security deposit.

II.E     RENTAL ESCALATION

(1) The term "Lease Year," as used herein, shall mean the fiscal year ending March 31 of the year in which this Lease Agreement is entered into and any subsequent fiscal year(s) during the initial term hereof and any extensions or renewals hereof. In any Lease Year in which the Basic Costs (as defined in paragraph II.F below) for maintaining and operating the Building, of which the leased premises are a part, exceed the amount of FIVE AND 00/100 Dollars ($5.00) per square foot of rentable area then leased by Lessee for that year (the "Base Stop"), Lessee shall pay as additional rent the amount equal to Lessee's proportionate share of the amount of the Basic Costs that exceed the Base Stop. Lessee's "proportionate share" of the amount of Basic Costs that exceed the Base Stop shall be the same percentage of the amount of Basic Costs over the Base Stop as is equal to the percentage which the gross rentable area then leased by Lessee in the Building bears to the total gross rentable area contained in the Building.

(2) Lessor may submit to Lessee, and Lessee agrees to pay, a bill or invoice as frequently as each month for one-twelfth (1/12) of the estimated annual amount as may be ascertained by Lessor to be due by Lessee under this Article. Alternatively, Lessor may submit to Lessee (at Lessor's sole discretion), and Lessee agrees to pay, a bill or invoice as frequently as each month for the actual increase in Basic Costs over the amount of the Base Stop for that month and any preceding months for which rental escalation is due under this Article. In the event of such billing or invoicing as provided hereunder by Lessor, Lessee agrees and covenants to pay such additional amount contemporaneously with the Base Rental on the first day of each calendar month, monthly in advance.

(3) Following the close of each Lease Year, Lessor shall determine the Basic Costs for such Lease Year and give written notice thereof to Lessee which notice shall also contain or be accompanied by a computation of additional rental, if any, paid by Lessee as above provided and the balance, if any, then owing by Lessee. In the event a balance is owing by Lessee, same shall be paid by Lessee within ten (10) days of such notice. In the event the computation for such Lease Year reflects a negative balance, same shall be refunded by Lessor to Lessee within ten (10) days of such notice provided that in no event shall the rental to be paid by Lessee for the leased premises during the term of this Lease Agreement, and any extensions or renewals hereof, ever be less than the base rental stated in Paragraph II.C of this Lease Agreement. Lessee shall receive no benefit for a decrease in Basic Costs or the amount of Basic Costs below the Base Stop for any calendar or fiscal year, or any part thereof, during the term of this Lease Agreement, or any extensions and renewals thereof. For the last Lease Year, Lessee shall only pay for such Lease Year that portion of its proportionate share of the amount of Basic Costs that exceed the Base Stop as the number of calendar days in the last Lease Year that this Lease Agreement is in effect bears to 365.

II.F     BASIC COSTS FOR ESCALATION

(1) "Basic Costs" as said term is used herein shall consist of the operating expenses of the Building, which shall be computed on the accrual basis. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items) of every kind and nature which Lessor shall incur, pay or be obligated to pay because of or in connection with the ownership, and/or operating of the Building, including, but not limited to, the following:

    (a) All expenses of employment of all employees engaged in operation and maintenance of the Building including wages and salaries, employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries as well as the cost of disability and hospitalization insurance and pension or retirement benefits for such employees.

    (b) All supplies and materials used in operation and maintenance of the Building.

    (c) Cost of utilities, except those billed directly to tenants, including but not limited to water and power, heating, lighting, air conditioning and ventilating the Building.

    (d) Cost of all maintenance and service agreements on equipment, including alarm service, janitorial service, landscaping, window cleaning and elevator maintenance.

    (e) Cost of casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith.

    (f) All taxes, assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities


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
                  presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation excluding, however, federal and state taxes on income.

    (g) Cost of repairs and general maintenance. (The costs of repairs and general maintenance shall exclude alterations attributable solely to tenants of the Building other than Lessee.)

    (h) Management fees not to exceed five (5%) percent of the base rentals, rental escalations, tenant assessments and other rents, costs, charges or expenses incurred, derived from or associated with the Building.

    (i) Accounting fees actually incurred by Lessor in operation of the Building and determination of escalation charges.

    (j) A reasonable amortization charge on account of any capital expenditures incurred to effect a reduction in operating expenses of the Building.

(2) Lessee at its expense shall have the right at all reasonable times to audit Lessor's book and records relating to this lease for any year or years for which additional rental payments become due.

II.G     PAYMENT OF RENT

(1) The annual base rent adjusted in accordance with any exhibits hereto, if applicable, shall be due and payable in advance in twelve (12) equal monthly installments on the first day of each calendar month during the initial term and any extensions or renewals thereof, and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address as provided herein monthly in advance without demand. Additional rental for Lessee's share of Lessor's increased costs in accordance with the escalation formula shall be due and payable quarterly as provided in II.E above.

                                      III.

III.A    SERVICES TO BE FURNISHED BY LESSOR

(1) Lessee shall pay for the electricity, gas and water utilized in operating any and all facilities servicing the Leased Premises except as otherwise provided herein.

(2) "Lessor shall furnish to Lessee, while occupying the premises:

         (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such times as Lessor normally furnishes these services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Lessor to be standard, such service on Saturdays, Sundays and legal holidays to be furnished only upon the request of Lessee, who shall bear the entire cost thereof; janitorial service on a five (5) day week basis, electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard; but failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, not be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

    (b) Proper electrical facilities to furnish sufficient power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Lessee shall bear the utility costs, air conditioning costs and costs to install appropriate meters to determine such costs occasioned by electro-data processing machines and similar machines of high electrical consumption. Such machines of high electrical consumption shall not be installed within the Building without the prior written consent of Lessor.

III.B    PEACEFUL ENJOYMENT

(1) Lessee shall, any may peacefully have, hold and enjoy the Leased Premises, subject to the other terms hereof, provided that Lessee pays the rental herein recited and performs all of its covenants, duties and agreements herein contained.

                                      IV.

IV.A     PAYMENTS BY LESSEE

(1) Lessee shall pay all rent and sums provided to be paid by lessor hereunder at the times and in the manner herein provided.

IV.B     REPAIRS BY LESSOR

(1) Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the Leased Premises during the term of this lease, except such repairs as may be required for structural or exterior building maintenance including the painting of and repairs to walls, floors, corridors, windows, and other structures and Building equipment within and serving the Leased Premises, and such additional maintenance as may be necessary because of damages by persons other than Lessee, its invites, visitors, or anyone acting at its direction or on its behalf; and as may be necessary solely because of the negligence of Lessor at its expense beginning not more than fifteen (15) days after written notice thereof by Lessee.

IV.C     REPAIRS BY LESSEE
(1) At its own cost and expense, Lessee shall repair or replace any damage or injury done to the Building, or any part thereof, caused by Lessee, its agents, employees, invitees, or visitors; provided however, if Lessee fails to make such repairs or replacements promptly Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the costs thereof to Lessor on demand. Lessee's indemnity obligation hereunder shall survive regardless of whether Lessor is or is alleged to have caused or contributed to such damages through its actions or interactions constituting negligence, or giving rise to strict liability or statutory liability. Lessee agrees to keep the Leased Premises and the Building free at all times of any mechanics' and materialmen's liens or other liens arising from such repair or replacement, including, but not limited to, posting bond to obtain a release of any such lien.

IV.D     CARE OF THE LEASED PREMISES

(1) Lessee shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this lease, by lapse of time or otherwise, shall deliver up said Leased Premises to Lessor in as good condition as at date of original possession by Lessee, ordinary wear and tear excepted, and upon such termination of this lease, Lessor shall have the right to re-enter and resume possession of the Leased Premises.

IV.E     ASSIGNMENT OR SUBLEASE

(1) Lessee shall not assign this Agreement or sublet the Leased Premises, or any part thereof, without first obtaining the written consent of Lessor, however Lessor agrees that it will not unreasonably or arbitrarily refuse to give such permission or consent. No assignment or sublease of the Leased Premises shall be valid or binding upon Lessor without such consent. In no event shall any such assignment or sublease ever release Lessee from any obligation or liability hereunder.

IV.F     ALTERATIONS, ADDITIONS AND IMPROVEMENTS

(1) Lessee shall not permit the Leased Premises to be used for any other purpose than that stated in the use clause hereof, or make or allow to be made any alterations [text cut off].

(2) The cost of any alterations, physical additions, or improvements shall be borne and paid for solely by Lessee. Lessee agrees to keep the Leased Premises and the Building free at all times of any mechanics' and materialmen's liens or other liens arising from such alterations, physical additions or improvements including, but not limited to, posting a bond to obtain a release of any such lien. Lessor shall have the right to insist on adequate security by way of insurance, bonding or other means, prior to any modification or alteration to ensure compliance with this clause.

(3) Though all alterations, physical additions, or improvements made by Lessee become the property of Lessor upon the termination of this lease, Lessor may require that Lessee remove any or all alterations, additions, and improvements installed or made by Lessee, and any other property placed on the premises by Lessee, upon termination of the lease. In the event that Lessor requires Lessee to remove all such alterations, additions, or improvements, Lessee shall bear and pay the cost of such removal and shall repair any damage to the premises caused by such removal and, absent express written permission of Lessor, to restore the Leased Premises to its original condition, reasonable wear and tear excepted.

IV.G     LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE

(1) Lessee shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on said Building and/or its contents.

IV.H     LAWS AND REGULATIONS; RULES OF BUILDING

(1) Lessee shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Lessee will comply with the rules of the Building adopted by Lessor which are set forth as Exhibit "B" attached hereto to be initialed by the parties hereto, and made a part hereof as fully as though set forth herein. Lessor shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner as may be deemed advisable by Lessor for the safety, care and cleanliness of the Leased Premises and for preservation of good order therein, all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.

IV.I     ENTRY FOR REPAIRS AND INSPECTION

(1) Lessee shall permit Lessor, its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same or to clean, make repairs, alterations or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

IV.J     NUISANCE

(1) Lessee shall conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in his operation of the Building.

IV.K     ASSIGNMENT

(1) Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and

IV.L     DEFAULT

(1) Default on the part of the Lessee on paying said rent or any installment thereof, as herein above provided, or default on Lessee's part in keeping or performing any other term, covenant or condition of this lease such as to create a breach thereof, shall authorize Lessor, at its sole option at any time after such default, and after ten (10) days' written notice thereof to Lessee, to declare this lease terminated, and upon the occurrence of any one or more of such defaults, Lessor immediately, or at any time thereafter, may re-enter said premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights. All claims for damages by reason of such re-entry are expressly waived, as also are all claims for damages by reason of any distress warrants or proceedings by way of sequestration which Lessor may employ to recover said rents or possession of said premises; provided, that Lessor shall not have the right to declare this lease terminated, if, within ten (10) days after notice of any default, Lessee corrects the default. Provided, however, that nothing herein shall restrict Lessor's rights at law or equity to recover possession of the Leased Premises in the event of multiple or repeated defaults, if consistent with the laws of this state.

(2) If Lessee defaults, Lessor shall be entitled to recover damages, including, but not limited to, the total of all payments owing and unpaid as of the date of the default, plus interest from the date due until paid at the greatest possible non-usurious rate permitted by law (provided that if no usury statute shall apply, past due rent and other payments shall bear interest at eighteen percent (18%) per annum from the due date until paid); the costs of re-entry and reletting, including without limitation the cost of any clean-up, reasonable refurbishing, removal of Lessee's property and fixtures; other expenses caused by Lessee's failure to quit the premises and leave the same in the required condition; reasonable attorney's fees, including those incurred at trial and all appeals; court costs; expert witness fees; advertising costs; and the difference between (i) the annual base rent and all of Lessee's other obligations under this lease and (ii) the actual annual base rent received by the landlord for the period commencing with the date of the default and continuing through the termination date. Damages shall survive the termination of this lease.

(3) Pursuit of any of the above-stated remedies by Lessor after a default by Lessee shall not preclude pursuit of any other remedies provided in this lease or applicable law, nor shall pursuit of any remedy constitute a forfeiture or waiver of any payment due to Lessor.

IV.M     WAIVER

(1) Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

IV.N     BANKRUPTCY BY LESSEE

(1) If voluntary bankruptcy proceedings are instituted by Lessee, or if Lessee is adjudged a bankrupt, or if Lessee makes an assignment for the benefit of its creditors, or if execution is issued against it, or if the interest of Lessee hereunder passes by operation of law to any person other than Lessee, this lease may, at the option of Lessor, be terminated by notice mailed by registered mail and addressed to Lessee.

IV.O     AD VALOREM TAXES

(1) Lessor shall pay all ad valorem taxes which accrue against the Building during the term of this lease. Lessee shall pay all ad valorem and similar taxes levied upon or applicable to all personal property within the Leased Premises and improvements in excess of building standard improvements.

IV.P     CASUALTY INSURANCE

(1) Lessor shall, at all times during the term of this lease, at its expense, maintain a policy or policies of insurance issued by and binding upon some insurance company, insuring the Building against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof; provided that Lessor shall not insure any goods, property, or supplies not owned by Lessor and/or covered lease which Lessee may bring or obtain upon the Leased Premises, or any additional improvements which Lessee may construct thereon. If the annual premiums charged Lessor for such casualty insurance exceed the standard premium rates because the nature of Lessee's operation results in extra-hazardous exposure, then Lessee shall upon receipt of appropriate premium invoices reimburse Lessor for any such increases covering in such premiums.

(2) Lessee shall be responsible for providing, at Lessee's own expense, all insurance coverage necessary for protection against loss or damage from fire, theft, or other casualty of Lessee's goods, furniture, leasehold improvements, equipment, files and all other property placed in the Leased Premises and liability insurance covering the Leased Premises.

IV.Q     INDEMNITY

(1) Lessee agrees to and does hereby hold harmless and unconditionally indemnify Lessor, its agent, officers, directors, employees, representatives, invitees, guests, and contractors (collectively referred to in this paragraph as "Lessor") against and for all costs, expenses, claims, liability, and damages of every nature (including, but not limited to attorney's fees, court costs, expert witness fees and interest) which Lessor may at any time suffer, sustain or become liable for by reason of any and all accidents, damages, losses or injuries resulting in personal injury, death and/or loss of or damage to any property in any manner arising from or related to, in whole or in part, the presence, conduct of business or any act or omission of Lessee, its agents, officers, directors, employees, representatives, invitees, guests, contractors or any parties contracting or conducting business with Lessee. Lessee agrees to hold Lessor harmless for such costs, expenses, claims, liability and damages even if same arise or are alleged to arise in any manner from any negligent act or omission of Lessor, or any act for which Lessor could be liable under theories of strict or statutory liability, excepting only that arising from the sole negligence of Lessor. In case of any action or proceeding brought against Lessor by reason of such claim, Lessee, upon notice from Lessor, shall defend such action or proceeding by counsel of Lessor's own choosing.

                                       V.

V.A      CONDEMNATION AND LOSS OR DAMAGE

(1) If the Leased Premises shall be taken or condemned in whole or in part for any public purpose, this lease shall, at the option of either party, forthwith cease and terminate; and Lessor or Lessee shall not be liable or responsible to each other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of [text cut off on bottom of page] governmental body or authority beyond the control of Lessor or Lessee, as the case may be, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make any such repairs, or from any cause whatever, unless caused solely by Lessor's or Lessee's gross negligence, as the case may be, except as may be herein otherwise expressly provided.

V.B      LESSOR'S LIEN FOR RENT

(1) Lessor shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due under this Lease from Lessee, and to secure payment of any damages or loss that Lessor may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained in this Lease, upon all goods, wares, equipment, fixtures, furniture, and other personal property of Lessee which is now on the premises or which is placed on the premises at some later date, and all proceeds from them. This property shall not be removed from the premises without the consent of Lessor until all arrearages in rent and all other sums of money then due to Lessor under this Lease have been paid and discharged, and all the covenants, agreements, and conditions of this Lease have been fully complied with and performed by Lessee. Upon the occurrence of an event of* default by Lessee, Lessor may, in addition to any other remedies provided in this Lease or by law, after giving reasonable notice of the intent to take possession and giving an opportunity for a hearing on the issue, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, and other personal property of Lessee situated on the premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having the property at the sake, after giving Lessee reasonable notice of the time and place of

* Upon the occurrence of an event of default by Lessee, Lessor shall not take possession of any government owned goods, wares, equipment, furniture, and other kinds of government property situated on the premises.


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
any public sale or of the time after which any private sale is to be made. Lessor or its assigns may purchase any items to be sold at such a sale unless they are prohibited from doing so by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least twenty-one (21) days before the time of the sale. The proceeds from any such dispositions, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Lessee or as otherwise required by law; and Lessee shall pay any deficiencies immediately. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not waived, the security interest granted in this article being in additions and supplementary, to that lien.

V.C      ABANDONMENT

(1) In the event the Leased Premises are abandoned by Lessee, Lessor shall have the right, but not the obligation, to relet same for the remainder of the term provided for herein; and if the rent received through such reletting does not at least equal the rent provided for herein, Lessee shall pay and satisfy any deficiency between the amount of the rent so provided for and that received through reletting, and, in addition thereto, shall pay all expenses incurred in connection with any such reletting, including, but not limited to, the cost of restoring premises to its prior condition. Nothing herein shall be construed as in any way denying Lessor the right in the event of abandonment of said premises or other breach of this Agreement by Lessee, to treat the same as an entire breach and at Lessor's option immediately sue for the entire breach of this Agreement and any and all damages which Lessor suffers thereby.

V.D      HOLDING OVER

(1) In the event of holding over by Lessee after expiration of termination of this lease, Lessee shall pay as liquidated damages double rent on a per diem basis, for the entire holdover period. No holding over by Lessee after the term of this lease, either with or without consent and acquiescence of Lessor, shall operate to extend the lease for a longer period than one (1) month; and any holding over with the consent of Lessor in writing shall thereafter constitute this lease a lease from month to month.

V.E      FIRE CLAUSE

(1) In the event of a fire in the Leased Premises, Lessee shall immediately give notice thereof to Lessor, if the Leased Premises, through no fault or neglect of Lessee, its agents, employees, invitees or visitors, shall be partially destroyed by fire or other casualty so as to render the premises untenantable, the rental herein shall cease thereafter until such time as the Leased Premises are made tenantable by Lessor. In the event of the total destruction of the Leased Premises without fault or neglect of Lessee, its agents, employees, invitees or visitors, or if from such cause the same shall be so damaged that Lessor shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Lessee and thenceforth this lease shall cease and come to an end. If such damage is due to the fault or neglect of Lessee, then all repairs shall be at Lessee's expense and there shall be no abatement of rent. This obligation shall survive regardless of whether Lessor is or is alleged to be concurrently negligent in connection with said damages.

V.F      ESTOPPEL CERTIFICATE

(1) The Lessee agrees, at any time and from time to time, upon not less than fifteen (15) business days' prior notice from the Lessor, to execute, acknowledge and deliver to the Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications); (2) stating the dates to which the rent and other charges hereunder have been paid by the Lessee; (3) stating whether or not the Lessee has knowledge that the Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if the Lessee has knowledge of such a default, specifying each such default and (4) stating the address to which notices to the Lessee shall be sent. Prior to the commencement of or during the term of this Lease the Lessor shall, if requested by the Lessee, deliver an estoppel certificate, in the substance and form described above, relative to the status of this Lease and/or any ground lease, underlying lease and/or mortgage encumbering the building, parking facility or land.

V.G      ATTORNEY'S FEE

(1) In the event Lessee makes default in the performance of any of the terms, covenants, agreements or conditions contained in this lease such as to create a breach thereof, and Lessor places the enforcement of this lease, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Lessee agrees to pay Lessor its reasonable attorney's fees, court costs, expert witness fees, and other costs of collection as may be reasonably incurred by Lessor.

V.H      ALTERATION

(1) Lessor and Lessee agree that this Agreement supersedes all prior oral or written agreements and may not be altered, changed or amended, except by an instrument in writing, signed by both parties hereto.

V.I      WAIVER OF SUBROGATION RIGHTS

(1) Anything in this lease to the contrary notwithstanding, Lessee hereto hereby waives any and all rights of recovery, claim, action or cause of action, against Lessor, its agents, officers, employees and representatives for any loss or damage that may occur to the premises hereby demised, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage or liability insurance policies, regardless of cause or origin, including negligence, strict liability or statutory liability of the Lessor, its agents, officers, employees and representatives.

V.J      NOTICES

(1) Any and all notices or other communication required or permitted by this lease to be served on or given to either party to this lease by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party to whom it is directed, or in lieu of such personal service, when deposited in the United States mail, properly addressed, with postage prepaid, to the parties at the following addresses:

                                     Lessor

Name:                          Michael L. Austin
Title:                         Property Manager
Company:                       Nassau Development Company
Address:                       18100 Upper Bay Road, Ste. A
                               Houston, TX 77058

                                     Lessee

Name:                          Scott Hanson
Title:                         Controller
Company:                       Johnson Engineering Inc.
Address:                       555 Forge River Road, Suite 150
                               Webster, Texas 77598

The addresses or other information provided above may be changed by either party upon giving the other party seven (7) days written notice of such change. Such notice shall identify this Lease Agreement and shall provide the information specified above.

V.K      LEGAL INTERPRETATION

(1) This lease shall be governed by and construed in accordance with the laws of the State of Texas. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the lease term or any renewals or extensions thereof, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease a clause or provision as may be possible and legal, valid and enforceable. The heading of the paragraphs have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this lease agreement.

This lease shall be binding upon and inure to the benefit of the heirs, personal representatives and assigns of Lessor, and shall be binding upon and inure to the benefit of the successors and assigns of Lessee. The pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

The undersigned represent that they are authorized to sign this document, agree to the foregoing and accept same on behalf of and as an act and deed of Lessor and Lessee, as evidenced by their signatures below.

------------------------------              -----------------------------------
Lessor                                      Lessee

BY:                                         BY:
   ---------------------------                 --------------------------------
TITLE:                                      TITLE:
      ------------------------                    -----------------------------
DATE:                                       DATE:
     -------------------------                   ------------------------------

                           NASSAU DEVELOPMENT COMPANY



                                    "LESSOR"



                                       AND



                            JOHNSON ENGINEERING INC.



                                    "LESSEE"

                                TABLE OF CONTENTS
PARTIES..................................................................................................1
I.A        LEASED PREMISES...............................................................................1
II.A       TERM..........................................................................................1
II.B       USE...........................................................................................1
II.C       BASE RENTAL RATE..............................................................................2
II.D       SECURITY DEPOSIT..............................................................................2
II.E       RENTAL ESCALATION.............................................................................2
II.F       BASIC COSTS OF ESCALATION.....................................................................3
II.G       PAYMENT OF RENT...............................................................................4
III.A      SERVICES TO BE FURNISHED BY LESSOR............................................................4
III.B      PEACEFUL ENJOYMENT............................................................................5
IV.A       PAYMENTS BY LESSEE............................................................................5
IV.B       REPAIRS BY LESSOR.............................................................................5
IV.C       REPAIRS BY LESSEE.............................................................................6
IV.D       CARE OF LEASED PREMISES.......................................................................6
IV.E       ASSIGNMENT OR SUBLEASE........................................................................6
IV.F       ALTERATIONS, ADDITIONS, AND IMPROVEMENTS......................................................6
IV.G       LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE................................................7
IV.H       LAWS AND REGULATIONS; RULES OF BUILDING.......................................................7
IV.I       ENTRY FOR REPAIRS AND INSPECTION..............................................................7
IV.J       NUISANCE......................................................................................8
IV.K       ASSIGNMENT....................................................................................8
IV.L       DEFAULT.......................................................................................8
IV.M       WAIVER........................................................................................9
IV.N       BANKRUPTCY BY LESSEE..........................................................................9
IV.O       AD VALOREM TAXES..............................................................................9
IV.P       CASUALTY INSURANCE............................................................................9
IV.Q       INDEMNITY....................................................................................10
V.A        CONDEMNATION AND LOSS OR DAMAGE..............................................................10
V.B        LESSOR'S LIEN FOR RENT.......................................................................10
V.C        ABANDONMENT..................................................................................11
V.D        HOLDING OVER.................................................................................11
V.E        FIRE CLAUSE..................................................................................12
V.F        ESTOPPEL CERTIFICATE.........................................................................12
V.G        ATTORNEY'S FEE...............................................................................12
V.H        ALTERATION...................................................................................13

                                 LEASE AGREEMENT


THE STATE OF TEXAS

COUNTY OF HARRIS

LESSOR AND LESSEE

This Lease Agreement made and entered into on this the 26th day of January, 1998, between Nassau Development Company, "Lessor" whose address for purposes hereof is 18100 Upper Bay Road, Suite A, Houston, Texas 77058, acting by and through its duly authorized representative, and Johnson Engineering Corporation, "Lessee" whose address in Houston, Texas, for purposes hereof is 18100 Upper Bay Road, Suite 208, Houston, Texas 77058.


                              W I T N E S S E T H:

                                       I.

I.A      LEASED PREMISES

(1) Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Lessor has leased, demised and rented to Lessee the following described premises (herein referred to as "Leased Premises") which is a total of 2,958 rentable square feet, situated in B.XII, the "Building", located at 18100 Upper Bay Road, Suite 208, Houston, Harris County, Texas.

(2) The number of square feet of gross rentable area comprising the building of which the Leased Premises are situated in shall be 24,148 square feet unless enlarged or reduced by written amendment or addendum hereto.

                                      II.

II.A     TERM

Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this lease shall continue in force for a term of six (6) months, beginning on the 1st of February, 1998. This Lease will expire on July 31, 1998.

II.B     USE

The Leased Premises are to be used and occupied by Lessee solely for the purposes of conducting its business of aerospace engineering. Provided, however, that Lessee may not use the Leased Premises in such a way as to interfere with the use and enjoyment of other tenants or which is otherwise inconsistent with the terms of this Agreement.

II.C     BASE RENTAL RATE

The base rental rate shall be $9.60 per square foot per year ($.80 per square foot per month) for each square foot of gross rentable area then being leased by Lessee under the terms and provisions hereof. ($2,366.40 Dollars of Rent per Month).

II.D     SECURITY DEPOSIT

Lessee has deposited with Lessor the sum of TWO THOUSAND THREE HUNDRED SIXTY SIX & 40/100 DOLLARS ($2,366.40) as security for the faithful performance by Lessee of its obligations under this Lease Agreement. In the event Lessee defaults in any of its obligations hereunder, it is agreed Lessor, at its option without notice to Lessee may use, apply or retain the whole or any part of the funds so deposited as security to the extent required to discharge any such obligation of Lessee and in the event such sum shall be insufficient to discharge such obligation, Lessee shall remain liable for the balance of any such sum remaining after application of the security deposit. In the event Lessee shall timely discharge in full all its obligation under this Agreement, the security deposit shall be returned to Lessee thirty (30) days after the expiration of the term of this Agreement. In the event of transfer of this Agreement by Lessor, Lessor shall have the right to transfer the security deposit to the transferee in which event Lessor shall have no further obligation to Lessee for return of the security deposit.

II.E     RENTAL ESCALATION

(1) The term "Lease Year", as used herein, shall mean the fiscal year ending March 31 of the year in which this Lease Agreement is entered into and any subsequent fiscal year(s) during the initial term hereof and any extensions or renewals hereof. In any Lease Year in which the Basic Costs (as defined in paragraph II.F below) for maintaining and operating the Building, of which the leased premises are a part, exceed the amount of FIVE AND XX/100 Dollars ($5.00) per square foot of rentable area then leased by Lessee for that year (the "Base Stop"), Lessee shall pay as additional rent the amount equal to Lessee's proportionate share of the amount of the Basic Costs that exceed the Base Stop. Lessee's "proportionate share" of the amount of Basic Costs that exceed the Base Stop shall be the same percentage of the amount of Basic Costs over the Base Stop as is equal to the percentage which the gross rentable area then leased by Lessee in the Building bears to the total gross rentable area contained in the Building.

(2) Lessor may submit to Lessee, and Lessee agrees to pay, a bill or invoice as frequently as each month for one-twelfth (1/12) of the estimated annual amount as may be ascertained by Lessor to be due by Lessee under this Article. Alternatively, Lessor may submit to Lessee (at Lessor's sole discretion), and Lessee agrees to pay, a bill or invoice as frequently as each month for the actual increase in Basic Costs over the amount of the Base Stop for that month and any preceding months for which rental escalation is due under this Article. In the event of such billing or invoicing as provided hereunder by Lessor, Lessee agrees, and covenants to pay such additional amount contemporaneously with the Base Rental on the first day of each calendar month, monthly in advance.

(3) Following the close of each Lease Year, Lessor shall determine the Basic Costs for such Lease Year and give written notice thereof to Lessee which notice shall also contain or be accompanied by a computation of additional rental, if any, paid by Lessee as above provided and the balance, if any, then owing by Lessee. In the event a balance is owing by Lessee, same shall be paid by Lessee within ten (10) days of such notice. In the event the computation for such Lease Year reflects a negative balance, same shall be refunded by Lessor to Lessee within ten (10) days of such notice provided that in no event shall the rental to be paid by Lessee for the leased premises during the term of this Lease Agreement, and any extensions or renewals hereof, ever be less than the base rental stated in Paragraph II.C of this Lease Agreement. Lessee shall receive no benefit for a decrease in Basic Costs or the amount of Basic Costs below the Base Stop for any calendar or fiscal year, or any part thereof, during the term of this Lease Agreement, or any extensions and renewals thereof. For the last Lease Year, Lessee shall only pay for such Lease Year that portion of its proportionate share of the amount of Basic Costs that exceed the Base Stop as the number of calendar days in the last Lease Year that this Lease Agreement is in effect bears to 365.

II.F     BASIC COSTS FOR ESCALATION

(1) "Basic Costs as said term is used herein shall consist of the operating expenses of the Building, which shall be computed on the accrual basis. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items) of every kind and nature which Lessor shall incur, pay or be obligated to pay because of or in connection with the ownership, and/or operation of the Building, including, but not limited to, the following:

    (a) All expenses of employment of all employees engaged in operation and maintenance of the Building including wages and salaries, employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries as well as the cost of disability and hospitalization insurance and pension or retirement benefits for such employees.

    (b) All supplies and materials used in operation and maintenance of the Building.

    (c) Cost of utilities, except those billed directly to tenants, including but not limited to water and power, heating, lighting, air conditioning and ventilating the Building.

    (d) Cost of all maintenance and service agreements on equipment, including alarm service, janitorial service, landscaping, window cleaning and elevator maintenance.

    (e) Cost of casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith.

    (f) All taxes, assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation excluding, however, federal and state taxes on income.

    (g) Cost of repairs and general maintenance (The costs of repairs and general maintenance shall exclude alterations attributable solely to tenants of the Building other than Lessee.)

    (h) Management fees not to exceed five (5%) percent of the base rentals, rental escalations, tenant assessments and other rents, costs, charges or expenses incurred, derived from or associated with the Building.

    (i) Accounting fees actually incurred by Lessor in operation of the Building and determination of escalation charges.

    (j) A reasonable amortization charge on account of any capital expenditures incurred to effect a reduction in operating expenses of the Building.

(2) Lessee at its expense shall have the right at all reasonable times to audit Lessor's book and records relating to this lease for any year or years for which additional rental payments become due.

II.G     PAYMENT OF RENT

(1) The annual base rent adjusted in accordance, with any exhibits hereto, if applicable, shall be due and payable in advance in twelve (12) equal monthly installments on the first day of each calendar month during the initial term and any extensions or renewals thereof, and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address, as provided herein monthly in advance without demand. Additional rental for Lessee's share of Lessor's increased costs in accordance with the escalation formula shall be due and payable quarterly as provided in II.E above.

                                      III.

III.A    SERVICES TO BE FURNISHED BY LESSOR

(1) Lessee shall pay for the electricity, gas and water utilized in operating any and all facilities serving the Leased Premises except as otherwise provided herein.

(2)      "Lessor shall furnish to Lessee, while occupying the premises:

    (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such times as Lessor normally furnishes these services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Lessor to be standard, such service on Saturdays, Sundays and legal holidays to be furnished only upon the request of Lessee, who shall bear the entire cost thereof; janitorial service on a five (5) day week basis, electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard; but failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

    (b) Proper electrical facilities to furnish sufficient power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Lessee shall bear the utility costs, air conditioning costs and costs to install appropriate meters to determine such costs occasioned by electro-data processing machines and similar machines of high electrical consumption. Such machines of high electrical consumption shall not be installed within the Building without the prior written consent of Lessor.

III.B    PEACEFUL ENJOYMENT

(1) Lessee shall, and may peacefully have, hold and enjoy the Leased Premises, subject to the other terms hereof, provided that Lessee pays the rental herein recited and performs all of its covenants, duties and agreements herein contained.

                                      IV.

IV.A     PAYMENTS BY LESSEE
(1) Lessee shall pay all rent and sums provided to be paid by Lessor hereunder at the times and in the manner herein provided.

IV.B     REPAIRS BY LESSOR

(1) Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the Leased Premises during the term of this lease, except such repairs as may be required for structural or exterior building maintenance including the painting of and repairs to walls, floors, corridors, windows, and other structures and Building equipment within and serving the Leased

Premises, and such additional maintenance as may be necessary because of damages by persons other than Lessee, its invites, visitors, or anyone acting at its direction or on its behalf, and as may be necessary solely because of the negligence of Lessor at its expense beginning not more than fifteen (15) days after written notice thereof by Lessee.

IV.C     REPAIRS BY LESSEE

(1) At its own cost and expense, Lessee shall repair or replace any damage or injury done to the Building, or any part thereof, caused by Lessee, its agents, employees, invitees, or visitors; provided, however, if Lessee fails to make such repairs or replacements promptly Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the costs thereof to Lessor on demand. Lessee's indemnity obligation hereunder shall survive regardless of whether Lessor is or is alleged to have caused or contributed to such damages through its actions or interactions constituting negligence, or giving rise to strict liability or statutory liability. Lessee agrees to keep the Leased Premises and the Building free at all times of any mechanics' and materialmen's liens or other liens arising from such repair or replacement including, but not limited to, posting bond to obtain a release of any such lien.

IV.D     CARE OF LEASED PREMISES

(1) Lessee shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this lease, by lapse of time or otherwise, shall deliver up said Leased Premises to Lessor in as good condition as at date of original possession by Lessee, ordinary wear and tear excepted, and upon such termination of this lease, Lessor shall have the right to re-enter and resume possession of the Leased Premises.

IV.E     ASSIGNMENT OR SUBLEASE

(1) Lessee shall not assign this Agreement or sublet the Leased Premises, or any part thereof, without first obtaining the written consent of Lessor, however Lessor agrees that it will not unreasonably or arbitrarily refuse to give such permission or consent. No assignment or sublease of the Leased Premises shall be valid or binding upon Lessor without such consent. In no event shall any such assignment or sublease ever release Lessee from any obligation or liability hereunder.

IV.F     ALTERATIONS, ADDITIONS, AND IMPROVEMENTS

(1) Lessee shall not permit the Leased Premises to be used for any other purpose than that stated in the use clause hereof, or make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of the Lessor. Any and all alterations, physical additions, or improvements, when made to the Leased Premises by Lessee, shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this lease by lapse of time or otherwise; provided, however, this clause shall not apply to moveable equipment or furniture owned by Lessee.

(2) The cost of any alterations, physical additions, or improvements shall be borne and paid for solely by Lessee. Lessee agrees to keep the Leased Premises and the Building free at all times of any mechanics' and materialmen's liens or other liens arising from such alterations, physical additions or improvements including, but not limited to, posting a bond to obtain a release of any such lien. Lessor shall have the right to insist on adequate security by way of insurance, bonding or other means, prior to any modification or alteration to ensure compliance with this clause.

(3) Though all alterations, physical additions, or improvements made by Lessee become the property of Lessor upon the termination of this lease, Lessor may require that Lessee remove any or all alterations, additions, or improvements installed or made by Lessee, and any other property placed on the premises by Lessee, upon termination of the lease. In the event that Lessor requires Lessee to remove all such alterations, additions, or, improvements, Lessee shall bear and pay the cost of such removal and shall repair any damage to the premises caused by such removal and, absent express written permission of Lessor, to restore the Leased Premises to its original condition, reasonable wear and tear excepted.

IV.G     LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE

(1) Lessee shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on said Building and/or its contents.

IV.H     LAWS AND REGULATIONS; RULES OF BUILDING

(1) Lessee shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Lessee will comply with the rules of the Building adopted by Lessor which are set forth as Exhibit "B" attached hereto to be initialed by the parties hereto, and made a part hereof as fully as though set forth herein. Lessor shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner as may be deemed advisable by Lessor for the safety, care and cleanliness of the Leased Premises and for preservation of good order therein, all of which changes and amendments Will be sent by Lessor to Lessee in writing and shall be there after carried out and observed by Lessee.

IV.I     ENTRY FOR REPAIRS AND INSPECTION

(1) Lessee shall permit Lessor, its agents or representatives to enter into and upon any part of the Leased Promises at all reasonable hours to inspect same or to clean, make repairs, alterations or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof

IV.J     NUISANCE

(1) Lessee shall conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in his operation of the Building.

IV.K     ASSIGNMENT

(1) Lessor shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder in the Building and property referred to herein and Lease shall execute any estoppel certificate reasonably required in connection therewith within fifteen (15) days of receipt of request for such estoppel certificate, as further explained in Paragraph V.F.

IV.L     DEFAULT

(1) Default on the part of the Lessee on paying said rent or any installment thereof, as hereinabove provided, or default on Lessee's in keeping or performing any other term, covenant or condition of this lease such as to create a breach thereof, shall authorize Lessor, at its sole option at any time after such default, and after ten (10) days' written notice thereof to Lessee, to declare this lease terminated, and upon the occurrence of any one or more of such defaults, Lessor immediately, or at any time thereafter may re-enter said premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights. All claims for damages by reason of such re-entry are expressly waived, as also are all claims for damages by reason of any distress warrants or proceedings by way or sequestration which Lessor may employ to recover said rents or possession of said premises; provided, that Lessor shall not have the right to declare this lease terminated if within ten (10) days after notice of any default, Lessee corrects the default. Provided, however, that nothing herein shall restrict Lessor's rights at law or equity to recover possession of the Leased Premises in the event of multiple or repeated defaults, if consistent with the laws of this state.

(2) If Lessee defaults, Lessor shall be entitled to recover damages, including, but not limited to, the total of all payments owing and unpaid as of the date of the default, plus interest from the date due until paid at the greatest possible non-usurious rate permitted by law (provided that if no usury statute shall apply, past due rent and other payments shall bear interest at eighteen percent (18%) per annum from the due date until paid); the costs of re-entry and reletting, including without limitation the cost of any clean-up, reasonable refurbishing, removal of Lessee's property and fixtures; other expenses caused by Lessee's failure to quit the premises and leave the same in the required condition; reasonable attorney's fees, including those incurred at trial and all appeals; court costs; expert witness fees; advertising costs; and the difference between (i) the annual base rent and all of Lessee's other obligations under this lease and (ii) the actual annual base rent received by the landlord for the period commencing with the date of the default and continuing through the termination date. Damages shall survive the termination of this lease.

(3) Pursuit of any of the above-stated remedies by Lessor after a default by Lessee shall not preclude pursuit of any other remedies provided in this lease or applicable law, nor shall pursuit of any remedy constitute a forfeiture or waiver of any payment due to Lessor.

IV.M     WAIVER

(1) Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

IV.N     BANKRUPTCY BY LESSEE

(1) If voluntary bankruptcy proceedings are instituted by Lessee, or if Lessee is adjudged a bankrupt, or if Lessee makes an assignment for the benefit of its creditors, or if execution is issued against it, or if the interest of Lessee hereunder passes by operation of law to any person other than Lessee, this lease may, at the option of Lessor, be terminated by notice mailed by registered mail and addressed to Lessee.

IV.O     AD VALOREM TAXES

(1) Lessor shall pay all ad valorem taxes which accrue against the Building during the term of this lease. Lessee shall pay all ad valorem and similar taxes levied upon or applicable to all personal property within the Leased Premises and improvements in excess of building standard improvements.

IV.P     CASUALTY INSURANCE

(1) Lessor shall, at all times during the term of this lease, at its expense, maintain a policy or policies of insurance issued by and binding upon some insurance company, insuring the Building against loss or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof, provided that Lessor shall not insure any goods, property, or supplies not owned by Lessor and/or covered lease which lessee may bring or obtain upon the Leased Premises, or any additional improvements which Lessee may construct thereon. If the annual premiums charged Lessor for such casualty insurance exceed the standard premium rates because the nature of Lessee's operation results in extra-hazardous exposure, then Lessee shall upon receipt of appropriate premium invoices reimburse Lessor for any such increases covering in such premiums.

(2) Lessee shall be responsible for providing, at Lessee's own expense, all insurance coverage necessary for protection against loss or damage from fire, theft, or other casualty of Lessee's goods, furniture, leasehold improvements, equipment, files, and all other property placed in the Leased Premises and liability insurance covering the Leased Premises.

IV.Q     INDEMNITY

(1) Lessee agrees to and does hereby hold harmless and unconditionally indemnify Lessor, its agents, officers, directors, employees, representatives, invitees, guests, and contractors (collectively referred to in this paragraph as "Lessor") against and for all costs, expenses, claims, liability, and damages of every nature (including, but, not limited to attorney's fees, court costs, expert witness fees and interest) which Lessor may at any time suffer, sustain or become liable for by reason of any and all accidents, damages, losses or injuries resulting in personal injury, death and/or loss of or damage to any property in any manner arising from or related to, in whole or in part, the presence, conduct of business or any act or omission of Lessee, its agents, officers, directors, employees, representatives, invitees, guests, contractors or any parties contracting or conducting business with Lessee. Lessee agrees to hold Lessor harmless for such costs, expenses, claims, liability and damages even if same arise or are alleged to arise in any manner from any negligent act or omission of Lessor, or any act for which Lessor could be liable under theories of strict or statutory liability, excepting only that arising from the sole negligence of Lessor. In case of any action or proceeding brought against Lessor by reason of such claim, Lessee, upon notice from Lessor, shall defend such action or proceeding by counsel of Lessor's own choosing.

                                       V.

V.A      CONDEMNATION AND LOSS OR DAMAGE

(1) If the Leased Premises shall be taken or condemned in whole or in part for any public purpose, this lease shall, at the option of either party, forthwith cease and terminate; and Lessor or Lessee shall not be liable or responsible to each other for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority beyond the control of Lessor or Lessee, as the case may be, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make any such repairs, or from any cause whatever, unless caused solely by Lessor's or Lessee's gross negligence, as the case may be, except as may be herein otherwise expressly provided.

V.B      LESSOR'S LIEN FOR RENT

(1) Lessor shall have at all times, a valid security interest to secure payment of all rentals and other sums of money due under this Lease from Lessee, and to secure payment of any damages or loss that Lessor may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained in this Lease, upon all goods, wares, equipment, fixtures, furniture, and other personal property of Lessee which is now on the premises or which is placed on the premises at some later date, and all proceeds from them. This property shall not be removed from the premises without the consent of Lessor until all arrearages in rent and all other sums of money then due to Lessor under this Lease have been paid and discharged, and all the covenants, agreements, and conditions of this Lease have been fully complied with and performed by Lessee. Upon the occurrence of an event of* default by Lessee, Lessor may, in addition to any other remedies provided in this Lease or by law, after giving reasonable notice of the intent to take possession and giving an opportunity for a hearing on the issue, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, and other personal property of Lessee situated on the premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having the property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made. Lessor or its assigns may purchase any items to be sold at such a sale unless they are prohibited from doing so by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least twenty-one (21) days before the time of the sale. The proceeds from any such dispositions, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Lessee or as otherwise required by law; and Lessee shall pay any deficiencies immediately. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not waived, the security interest granted in this article being in additions and supplementary, to that lien.

V.C      ABANDONMENT

(1) In the event the Leased Premises are abandoned by Lessee, Lessor shall have the right, but not the obligation, to relet same for the remainder of the term provided for herein; and if the rent received through such reletting does not at least equal the rent provided for herein, Lessee shall pay and satisfy any deficiency between the amount of the rent so provided for and that received through reletting, and, in addition thereto, shall pay all expenses incurred in connection with any such reletting including but not limited to the cost of restoring premises to its prior condition. Nothing herein shall be construed as in any way denying Lessor the right in the event of abandonment of said premises or other breach of this Agreement by Lessee, to treat the same as an entire breach and at Lessor's option immediately sue for the entire breach of this Agreement and any and all damages which Lessor suffers thereby.

V.D      HOLDING OVER

(1) In the event of holding over by Lessee after expiration of termination of this lease, Lessee shall pay as liquidated damages double rent on a per diem basis, for the entire

* Upon the occurrence of an event of default by Lessee, Lessor shall not take possession of any government owned goods, wares, equipment, furniture, and other kinds of government property situated on the premises.

holdover period. No holding over by Lessee after the term of this lease, either with or without consent and acquiescence of Lessor, shall operate to extend the lease for a longer period than one (1) month; and any holding over with the consent of Lessor in writing shall thereafter constitute this lease a lease from month to month.

V.E      FIRE CLAUSE

(I) In the event of a fire in the Leased Premises, Lessee shall immediately give notice thereof to Lessor, if the Leased Premises, through no fault or neglect of Lessee, its agents, employees, invitees or visitors, shall be partially destroyed by fire or other casualty so as to render the premises untenantable, the rental herein shall cease thereafter until such time as the Leased Premises are made tenantable by Lessor. In the event of the total destruction of the Leased Premises without fault or neglect of Lessee, its agents, employees, invitees or visitors, or if from such cause the same shall be so damaged that Lessor shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Lessee and thenceforth this lease shall cease and come to an end. If such damage is due to the fault or neglect of Lessee, then all repairs shall be at Lessee's expense and there shall be no abatement of rent. This obligation shall survive regardless of whether Lessor is or is alleged to be concurrently negligent in connection with said damages.

V.F      ESTOPPEL CERTIFICATE

(1) The Lessee agrees, at any time and from time to time, upon not less than fifteen (15) business days' prior notice from the Lessor, to execute, acknowledge and deliver to the Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications); (2) stating the dates to which the rent and other charges hereunder have been paid by the Lessee; (3) stating whether or not the Lessee has knowledge that the Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if the Lessee has knowledge of such a default specifying each such default; and (4) stating the address to which notices to the Lessee shall be sent. Prior to the commencement of or during the term of this Lease the Lessor shall, if requested by the Lessee, deliver an estoppel certificate, in the substance and form described above, relative to the status of this Lease and/or any ground lease, underlying lease and/or mortgage encumbering the building, parking facility or land.

V.G      ATTORNEY'S FEE

(1) In the event Lessee makes default in the performance of any of the terms, covenants, agreements or conditions contained in this lease such as to create a breach thereof, and Lessor places the enforcement of this lease, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Lessee agrees to pay Lessor its reasonable attorney's fees, court costs, expert witness fees, and other costs of collection as may be reasonably incurred by Lessor.

V.H      ALTERATION

(1) Lessor and Lessee agree that this Agreement supersedes all prior oral or written agreements and may not be altered, changed or amended, except by an instrument in writing, signed by both parties hereto.

This lease shall be binding upon and inure to the benefit of the heirs, personal representatives and assigns of Lessor, and shall be binding upon and inure to the benefit of the successors and assigns of Lessee. The pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

The undersigned represent that they are authorized to sign this document, agree to the foregoing and accept same on behalf of and as an act and deed of Lessor and Lessee, as evidenced by their signatures below.

--------------------------                  -----------------------------------
Lessor                                      Lessee

BY:                                         BY:
  ------------------------                     --------------------------------
TITLE:                                      TITLE:
  ------------------------                       ------------------------------
DATE:                                       DATE:
    ---------------------                        ------------------------------

                       NASSAU DEVELOPMENT COMPANY "LESSOR"

                                       AND

                    JOHNSON ENGINEERING CORPORATION "LESSEE"

                                 STATE OF TEXAS

                                COUNTY OF HARRIS



This is an addendum to the above mentioned Lease Agreements whereby effective August 1, 1999, the existing Leases are hereby merged to form a single Lease (hereinafter becoming The Lease) with a master suite address of 18100 Upper Bay Road, Suite 207, Houston, Harris County, Texas 77058; hereinafter the term Leased Premises shall apply to all rentable area under lease by Lessor to Lessee. The following Articles, are hereby amended to read as follows:

ARTICLE I.A. LEASED PREMISES:

1. Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Lessor has leased, demised and rented to Lessee the following described premises (hereinafter referred to as "Leased Premises") which is a total of 6,910 rentable square feet, situated in B. XII, the "Building", located at 18100 Upper Bay Road, Suite 207, Houston, Harris County, Texas 77058.

2. The number of square feet of gross rentable area comprising the building of which the Leased Premises are situated shall be 24,148 square feet unless enlarged or reduced by written amendment or addendum hereto.

ARTICLE II.A TERM:

Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this Lease shall continue in force for a term of one (1) year, beginning on the 1st of August, 1999. The Lease will expire on July 31, 2000.

ARTICLE II.C BASE RENTAL RATE:

The base rental rate shall be $9.60 per square foot per year ($.80 per square foot per month) for each square foot of gross rentable area then being leased by Lessee under the terms and provisions hereof. The Rent due for the Leased Premises is therefore $5,528.00 Dollars of Rent per Month.

Exhibit D.1 becomes an attachment to the Lease per this Lease Amendment.

All other terms and conditions of the above mentioned lease shall remain the same and enforced. The undersigned represents that they are authorized to sign this document, agree to the foregoing and accept same on behalf of and as an act and deed of Lessor and Lessee, as evidenced by their signatures below.



---------------------------                   ---------------------------------
LESSOR                                        LESSEE

BY:                                           BY:
   ------------------------                       -----------------------------
TITLE:                                        TITLE:
      ---------------------                         ---------------------------
DATE:                                         DATE:
     ----------------------                        ----------------------------


                                       2